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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 12, 2014

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UMH Properties, Inc.

(Exact name of registrant as specified in its charter)

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Maryland    001-12690       22-1890929

(State or other jurisdiction  (Commission    (IRS Employer

of incorporation)   File Number)    Identification No.)

Juniper Business Plaza, 3499 Route 9 North, Suite 3-C, Freehold, NJ    07728

(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code: (732) 577-9997

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02

Results of Operations and Financial Condition.

Item 7.01

Regulation FD Disclosure.

On March 12, 2014, UMH Properties, Inc. issued a press release announcing the results of operations and financial condition of the Company for the year ended December 31, 2013.  A copy of the press release is furnished with this report as Exhibit 99, and is incorporated herein by reference.

The information in this report and the exhibits attached hereto is being furnished, not filed, for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and pursuant to Item 2.02 and Item 7.01 of Form 8-K will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Forward-Looking Statements

Statements contained in this report, including the documents that are incorporated by reference, that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Also, when we use any of the words “anticipate,” “assume,” “believe,” “estimate,” “expect,” “intend,” or similar expressions, we are making forward-looking statements. These forward-looking statements are not guaranteed and are based on our current intentions and on our current expectations and assumptions. These statements, intentions, expectations and assumptions involve risks and uncertainties, some of which are beyond our control that could cause actual results or events to differ materially from those we anticipate or project, such as:

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the ability of our tenants to make payments under their respective leases, our reliance on certain major tenants and our ability to re-lease properties that are currently vacant or that become vacant;

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our ability to obtain suitable tenants for our properties;

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changes in real estate market conditions, economic conditions in the industrial sector and the market in which our properties are located and general economic conditions;

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the inherent risks associated with owning real estate, including local real estate market conditions, governing laws and regulations and illiquidity of real estate investments;

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our ability to sell properties at an attractive price;

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our ability to repay debt financing obligations;

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our ability to refinance amounts outstanding under our credit facilities at maturity on terms favorable to us;

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the loss of any member of our management team;

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our ability to comply with debt covenants;

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our ability to integrate acquired properties and operations into existing operations;

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continued availability of proceeds from issuances of our debt or equity securities;

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the availability of other debt and equity financing alternatives;

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market conditions affecting our debt and equity securities;

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changes in interest rates under our current credit facility and under any additional variable rate debt arrangements that we may enter into in the future;

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our ability to successfully implement our selective acquisition strategy;

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our ability to maintain internal controls and procedures to ensure all transactions are accounted for properly, all relevant disclosures and filings are timely made in accordance with all rules and regulations, and any potential fraud or embezzlement is thwarted or detected;

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changes in federal or state tax rules or regulations that could have adverse tax consequences;

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declines in the market value of our investment securities; and

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our ability to qualify as a REIT for federal income tax purposes.

Item 9.01

Financial Statements and Exhibits.

(d)  Exhibits.

99

Press Release dated March 12, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UMH Properties, Inc.

Date:  March 12, 2014

By:      /s/ Anna T. Chew

Name:

Anna T. Chew

Title:

Vice President and Chief Financial Officer

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